UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2016

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))- 4 -

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Mr. Gerald S. Armstrong and Mr. Mitchell M. Leidner did not stand for re-election to the Board of Directors of EverBank Financial Corp (the “Company”) at the Company's Annual Meeting of Stockholders on May 19, 2016, and the authorized number of directors was reduced from 13 to 11 members.

As described in the Company’s proxy statement dated April 6, 2016 (the “Proxy Statement”), on March 29, 2016, the Compensation Committee of the Board of Directors of the Company approved awards of performance units to the Company’s named executive officers, which awards were contingent upon receipt of approval of Proposal 4 by the Company's stockholders. At the 2016 Annual Meeting, the Company's stockholders approved Proposal 4; accordingly, each of Messrs. Clements, Wilson, Surface, Fischer and Ervin will receive a target number of performance units (45,968, 42,432, 13,260, 13,260, and 8,840, respectively)(the "Performance Units"). The executive officers may earn between 0% and 200% of their target number of Performance Units based on the achievement of goals related to total shareholder return over three one-year performance periods, with an opportunity for full vesting based on three-year performance. The Performance Units were granted under the Company’s Amended and Restated 2011 Omnibus Equity Incentive Plan, and are subject to the terms and conditions of such plan, as well as the award agreements evidencing the grants. The agreement provides that in the event of the executive’s termination of employment without cause or by the executive for good reason prior to the conclusion of the three-year performance period, then the executive officer may earn a prorated number of Performance Units based on actual performance as of the end of the three-year Performance Period (and subtracting therefrom any previously vested Performance Units). In addition, the agreement provides that in the event of a change in control prior to the conclusion of the three-year performance period, a number of Performance Units will convert to time-based restricted stock units (“RSUs”) on the effective date of the change in control, provided that the executive officer remains continuously employed by the Company from the grant date to the effective date of the change in control. The number of Performance Units that convert to RSUs will be determined based on actual performance as of the effective date of the change in control, and will not be less than the target award and will not be more than the maximum award (subtracting therefrom any previously vested Performance Units).

The description of this grant is qualified in its entirety by the terms and conditions of the award agreement for this grant, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the 2016 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board of Director's solicitation. At this meeting, the Company’s stockholders were requested to vote upon: (1) the re-election of eleven nominees as directors of the Company, (2) the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, (3) an advisory vote to approve executive compensation, commonly referred to as a “say on pay” vote, (4) the material terms of the performance goals and the limits on grant value of non-employee director awards included in the Company’s Amended and Restated 2011 Omnibus Equity Incentive Plan, and (5) the material terms of the performance goals included in the Company’s 2011 Executive Incentive Plan. The following actions were taken by the Company's stockholders with respect to each of the foregoing items presented for a vote at the 2016 Annual Meeting:

 Proposal 1-Re-Election of Directors

All of the nominees for director were re-elected at the 2016 Annual Meeting. With respect to each nominee, the total number of broker non-votes was 11,582,783. The table below sets forth the voting results for each director nominee.

Name	Votes For	Votes Withheld
Robert M. Clements	103,325,609	2,339,488
Joseph D. Hinkel	105,563,362	101,735
Merrick R. Kleeman	105,309,204	355,893
W. Radford Lovett, II	103,934,742	1,730,355
Arrington H. Mixon	105,538,526	126,571
Robert J. Mylod, Jr.	103,147,573	2,517,524
Russell B. Newton, III	103,846,095	1,819,002
William Sanford	105,334,857	330,240
Richard P. Schifter	105,185,691	479,406
Scott M. Stuart	105,563,520	101,577
W. Blake Wilson	104,172,203	1,492,894

Proposal 2-Ratification of Selection of Independent Registered Public Accounting Firm

The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the Company's stockholders. There were no broker non-votes. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions
Ratification of Selection of Deloitte & Touche LLP	116,995,638	246,503	5,739

Proposal 3- Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, on an advisory, non-binding basis, the resolution regarding compensation of the Company's executives ("say-on-pay"), as described in the Proxy Statement. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	102,559,907	3,096,692	8,498	11,582,783

Proposal 4- Approval of Material Terms of the Performance Goals and Limits on Grant Value of Non-Employee Director Awards Included in the Company’s Amended and Restated 2011 Omnibus Equity Incentive Plan

The Company’s stockholders approved, the material terms of the performance goals and the limits on grant value of non-employee director awards included in the Company’s Amended and Restated 2011 Omnibus Equity Incentive Plan. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the material terms of the performance goals and the limits on grant value of non-employee director awards included in the Company’s Amended and Restated 2011 Omnibus Equity Incentive Plan	102,035,753	3,622,793	6,551	11,582,783

Proposal 5- Approval of the Material Terms of the Performance Goals Included in the Company’s 2011 Executive Cash Incentive Plan

The Company’s stockholders approved, the material terms of the performance goals included in the Company’s 2011 Executive Cash Incentive Plan. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the material terms of the performance goals included in the Company’s 2011 Executive Cash Incentive Plan	103,170,570	2,487,387	7,140	11,582,783

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	EverBank Financial Corp Amended and Restated 2011 Omnibus Equity Incentive Plan Performance Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

	By:	/s/ Jean-Marc Corredor
Name: Jean-Marc Corredor
Title: Senior Vice President, Associate General Counsel and Assistant Secretary
Dated: May 23, 2016

EXHIBIT LIST

Exhibit No.	Description

10.1	EverBank Financial Corp Amended and Restated 2011 Omnibus Equity Incentive Plan Performance Unit Award Agreement